





1Q 2014 Earnings Conference Call

May 1, 2014







Safe Harbor Statement

Please note that the information provided in this presentation is accurate as of the date of the original presentation. The presentation will remain posted on this web site from one to twelve months following the initial presentation, but content will not be updated to reflect new information that may become available after the original presentation posting. The presentation contains forward-looking statements including, among other things, management's estimates of future performance, revenue and earnings, our management's growth objectives and our management's ability to produce consistent operating improvements. These forward-looking statements are based on expectations as of the time the statements were made only, and are subject to a number of risks and uncertainties which could cause us to fail to achieve our then-current financial projections and other expectations. We undertake no duty to update this information. More information about potential factors that could affect our business and financial results is included in our filings with the Securities and Exchange Commission, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, including, among other sections, under the captions, "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which is on file with the SEC and available at the SEC's website at www.sec.gov.

CURTISS-WRIGHT

One Curtiss-Wright

- Driven by a new integrated, market-facing structure
- Focused on:
  - Operating margin expansion
  - Improved working capital management to deliver higher free cash flow
  - A balanced capital allocation strategy
- Targeting top-quartile performance

Dedicated to improving shareholder value

Overview of First Quarter 2014 Results

- Sales increased 8%, led by a double-digit gain in the Commercial / Industrial segment
  - Commercial markets up 11%; Defense markets up 3%
- Operating income increased 55%, mostly organic
- Operating margin up 280 bps to 9.2%
  - Benefits of organizational realignment, ongoing operational and productivity improvement initiatives, and successful integration of recent acquisitions
- Diluted EPS of $0.72, up 62%
- Solid 10% growth in new orders

First Quarter 2014 Operating Income Drivers

($ in millions)	1Q'14 Reported	1Q'13 Reported	% Change vs. 1Q'13
Commercial/Industrial	$33.0	$20.7	60%
Defense	21.2	16.9	25%
Energy	12.6	10.8	16%
Total Segments	**$66.7**	**$48.3**	**38%**
Corp & Other	(7.6)	(10.3)	26%
Total Curtiss-Wright	**$59.1**	**$38.0**	**55%**

1Q 2014 End Markets Summary: Commercial

YTD 2014 Sales:
72% Commercial
28% Defense


Oil & Gas
20%
Aero Defense
11%
Ground
Defense
3%
Naval Defense
14%
Power Gen
17%
Gen Industry
18%
Comm Aero
17%

Note: Percentages in chart relate to First Quarter 2014 sales.

Key Positives

- Ongoing ramp up in commercial aircraft production rates (notably 787)
- Solid performance in Oil & Gas
  - Led by upstream demand for separation equipment
  - Improved demand for industrial valves
- Solid growth in industrial vehicles, aided by acquisitions

Key Challenges

- Lower domestic and China AP1000 program revenues (winding down)
- Decreased demand on domestic nuclear operating reactors (timing of outages)
- Lower commercial HVAC sales

1Q 2014 End Markets Summary: Defense

YTD 2014 Sales:
72% Commercial
28% Defense



Aero Defense 11%
Ground Defense 3%
Naval Defense 14%
Gen Industry 18%
Comm Aero 17%
Power Gen 17%
Oil & Gas 20%

Note: Percentages in chart relate to First Quarter 2014 sales.

Key Positives

- Higher sales on military helicopter programs (Chinook, Black Hawk)
- Strong naval defense revenues led by Virginia-class submarine and DDG-51 Destroyer programs
- Higher ISR-related sales in aerospace defense

Key Challenges

- Continued softness in ground defense due to lower order rates
  - Lower sales of turret drive and ammunition handling systems

2014E Financial Outlook (Guidance as of April 30, 2014)

	FY2013A	FY2014E (Prior)	FY2014E (Current)
Total Sales	**$2,511M**	**$2,650 - 2,700M**	**No change**
Commercial / Industrial	$960M	$1,040 - 1,060M	-
Defense	$891M	$890 - 910M	-
Energy	$660M	$720 - 730M	-
Total Operating Income CW Margin	**$234M** 9.3%	**$267 - 278M** 10.1% - 10.3%	**$274 - 285M** 10.3% - 10.5%
Commercial / Industrial Margin	$111M 11.5%	$138 - 142M 13.3% - 13.4%	-
Defense Margin	$119M 13.4%	$118 - 122M 13.3% - 13.4%	-
Energy Margin	$46M 7.0%	$52 - 54M 7.2% - 7.4%	-
Corporate and Other	$42M	$40 - 41M	$33 - 34M
Diluted EPS	**$2.88**	**$3.30 - 3.40**	**$3.35 - 3.45**

Full year amounts may not add due to rounding.

2014E Financial Outlook (Guidance as of April 30, 2014)

	FY2013A	FY2014E (Prior)	FY2014E (Current)
Pension/Post-Retirement Expense	$33M	$36 - 37M	~$30M
Interest Expense	$37M	$39 - 40M	-
Diluted EPS	**$2.88**	**$3.30 - 3.40**	**$3.35 - 3.45**
Diluted Shares Outstanding	47.9M	48.4M	49.1M
Effective Tax Rate	30.3%	30.0 - 31.0%	-
Free Cash Flow (1)	**$166M**	**$160 - 180M**	**$170 - 190M**
Free Cash Flow Conversion	120%	100 - 110%	103 - 112%
Depreciation & Amortization	$122M	$130 - 140M	-
Capital Expenditures	$72M	$80 - 90M	-

(1) Free Cash Flow is defined as cash flow from operations less capital expenditures

CURTISS-WRIGHT

Strategic Margin Drivers


14.0%
Volume
Strategic Initiatives
Segment Focus / Improvements
Portfolio Review
Shared Services
9.3%
Competitiveness Programs
2013
2018

Achieving 14% Over the Planning Period

Outlook for 2014 and Closing Comments

- Expect solid sales with strong, double-digit growth in operating income and diluted EPS
  - Growth anticipated in all commercial markets outweighs mixed performance in defense
- On track for significant operating margin expansion
  - Driven by operational improvement and cost reduction initiatives, along with benefits of organizational realignment
- Improved working capital management driving higher free cash flow expectations
- Committed to balanced capital allocation strategy

Curtiss-Wright is focused on increasing shareholder value

Appendix

Non-GAAP Reconciliation

CURTISS-WRIGHT CORPORATION and SUBSIDIARIES
NON-GAAP FINANCIAL DATA (UNAUDITED)
($ in millions)
Three Months Ended March 31,

	Commercial/Industrial			Defense			Energy			Corporate & Other			Total Curtiss - Wright		
	2014	2013	Chg	2014	2013	Chg	2014	2013	Chg	2014	2013	Chg	2014	2013	Chg
Sales															
Organic	$ 238.0	$ 220.3	8%	$ 195.9	$ 210.4	(7%)	$ 172.6	$ 162.0	7%	$ -	$ -		$ 606.5	$ 592.7	2%
Incremental [1]	25.7	-		5.4	-		0.5	-		-	-		31.7	-	
Foreign Currency Fav (Unfav) [2]	2.7	-		0.4	-		0.1	-		-	-		3.3	-	
Total	**$ 266.4**	**$ 220.3**	**21%**	**$ 201.7**	**$ 210.4**	**(4%)**	**$ 173.2**	**$ 162.0**	**7%**	**$ -**	**$ -**		**$ 641.4**	**$ 592.7**	**8%**
Operating Income															
Organic	$ 32.6	$ 20.7	58%	$ 19.0	$ 16.9	12%	$ 12.2	$ 10.8	13%	$ (7.6)	$ (10.3)	26%	$ 56.2	$ 38.0	48%
OI Margin %	*13.7%*	*9.4%*	430bps	*9.7%*	*8.0%*	170bps	*7.1%*	*6.7%*	40bps				*9.3%*	*6.4%*	290bps
Incremental [1]	0.7	-		0.6	-		(0.1)	-		-	-		1.2	-	
Foreign Currency Fav (Unfav) [2]	(0.3)	-		1.6	-		0.4	-		-	-		1.7	-	
Total	**$ 33.0**	**$ 20.7**	**60%**	**$ 21.2**	**$ 16.9**	**25%**	**$ 12.6**	**$ 10.8**	**16%**	**$ (7.6)**	**$ (10.3)**	**26%**	**$ 59.1**	**$ 38.0**	**55%**
OI Margin %	***12.4%***	***9.4%***	**300bps**	***10.5%***	***8.0%***	**250bps**	***7.2%***	***6.7%***	**50bps**				***9.2%***	***6.4%***	**280bps**

(1) The term incremental is used to highlight the impact acquisitions had on the current year results, for which there was no comparable prior year data. Therefore, the results of operations for acquisitions are incremental for the first twelve months from the date of acquisition and are removed from our organic results. Additionally, the results of operations for divested businesses are removed from the comparable prior year period for purposes of calculating organic results. The remaining businesses are referred to as organic.

(2) Organic results exclude the effects of current period foreign currency translation.

Note: Amounts may not add due to rounding

2014E Market Outlook (Guidance as of April 30, 2014)

	FY2014E (Prior)	FY2014E (Current)	% of Total Sales
Aero Defense	8 - 12%	-	11%
Ground Defense	(7 - 11%)	-	3%
Naval Defense	(2) - 2%	-	14%
Total Defense Including Other Defense	**1 - 5%**	**No change**	**29%**
Commercial Aero	6 - 10%	-	16%
Oil & Gas	11 - 15%	-	19%
Power Generation	2 - 6%	-	18%
General Industrial	8 - 12%	-	18%
Total Commercial	**7 - 11%**	**No change**	**71%**
Total Curtiss-Wright	**6 - 8%**	**No change**	